[EXECUTION COPY]

                                                                   EXHIBIT 10.22

                               SUBSIDIARY GUARANTY

      SUBSIDIARY GUARANTY, dated as of April 1, 2003 (this "GUARANTY"), made by Guideline Research Corp., a corporation organized and existing under the laws of the State of New York ("GUIDELINE"), and each of the subsidiaries of Guideline listed on Schedule I attached hereto (each such subsidiary, individually, a "SUBSIDIARY GUARANTOR" and, collectively, the "SUBSIDIARY GUARANTORS"; each such Subsidiary Guarantor and Guideline, a "GUARANTOR" and, collectively, the "GUARANTORS") in favor of JPMorgan Chase Bank (the "BANK").

                             PRELIMINARY STATEMENTS

      (1) Find/SVP, Inc., a corporation organized and existing under the laws of the State of New York (the "BORROWER"), issued (i) the Amended and Restated Term Promissory Note, dated April 1, 2003, in the principal amount of $1,500,000, and
(ii) the Amended and Restated Senior Grid Promissory Note, dated April 1, 2003, in the principal amount of $1,000,000, in each case payable to the order of the Bank (the foregoing two promissory notes, as the same may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to, collectively, as the "NOTES").

      (2) The Borrower has requested the Bank's consent to the acquisition by the Borrower of 100% of the outstanding shares of common stock of Guideline and to the incurrence of up to $3,000,000 of subordinated indebtedness in order to finance such acquisition. After giving effect to such acquisition, the Borrower will own directly 100% of the issued and outstanding shares of common stock of Guideline. Guideline owns directly 100% of the issued and outstanding shares of common stock of each of the Subsidiary Guarantors.

      (3) As a condition to the Bank's consent to such acquisition and such incurrence of subordinated indebtedness, the Guarantors are required to enter into this Guaranty. The Guarantors will derive substantial direct and indirect benefit from the transactions contemplated by the Notes.

      NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to make loans under the Notes and to consent to such acquisition and indebtedness, each of the Guarantors hereby agrees as follows:

      SECTION 1. CERTAIN DEFINED TERMS. Unless otherwise defined herein, capitalized terms shall have the meaning assigned to such terms in the Notes.

      SECTION 2. GUARANTY. The Guarantors hereby jointly and severally unconditionally and irrevocably guarantee the punctual payment when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, all amounts which would have become

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due but for the  operation of the  automatic  stay under  Section  362(a) of the
Federal Bankruptcy Code, 11 U.S.C. ss. 362(a)), of all obligations of the Borrower now or hereafter existing to the Bank, including, but not limited to, all obligations of the Borrower now or hereafter existing under the Notes and the other Facility Documents to which the Borrower is or will be a party, whether for principal, interest, fees, expenses or otherwise (such obligations being the "OBLIGATIONS"), and agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Bank in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Obligations and would be owed by the Borrower to the Bank but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower or any other Guarantor. Notwithstanding the foregoing, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law.

      SECTION 3. GUARANTY ABSOLUTE. The Guarantors jointly and severally guarantee that the Obligations will be paid strictly in accordance with the respective terms of the Notes, the other Facility Documents and any other documents that evidence the Obligations (collectively, the "LOAN DOCUMENTS"), regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against such Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Guarantor or whether the Borrower or any other Guarantor is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

            (i) any lack of validity or enforceability of any of the Notes or the other Loan Documents, or any other agreement or instrument relating thereto or evidencing any other Obligations;

            (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any Note or any other Loan Document, including any increase in the Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

            (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of, or consent to departure from any other guaranty, for all or any of the Obligations;

            (iv) the existence of any claim, set-off, defense or other right which such Guarantor may have at any time against the Bank or any other Person, whether in connection with this Guaranty, the transactions contemplated in any of the Notes or any other Loan Documents, or any unrelated transaction;

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            (v) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower or any of its Subsidiaries;

            (vi) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

            (vii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Borrower, any Guarantor or otherwise, all as though such payment had not been made.

      SECTION 4. WAIVER. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral.

      SECTION 5. SUBROGATION. Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Borrower or any other Guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, assignment, contribution, exoneration, implied contract or indemnification, any right to participate in any claim or remedy of the Bank against the Borrower or any other Guarantor or any collateral that the Bank now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other Guarantor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights, until such time as the Obligations shall have been indefeasibly paid in full in cash. If any amount shall be paid to any Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for, the Bank, shall be segregated from other funds of such Guarantor, and shall forthwith be paid to the Bank in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Bank) to be credited and applied against the Obligations, whether matured or unmatured, in such order as the Bank may determine. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Notes and the other Loan Documents and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

      SECTION  6.   REPRESENTATIONS   AND  WARRANTIES.   Each  Guarantor  hereby
represents and warrants as follows:

      (a) Such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and is duly qualified to do business in all

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other  jurisdictions  where the nature of its business or the nature of property owned or used by it makes such qualification necessary (except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the business, financial condition, operations or results of operations of such Guarantor and its Subsidiaries, taken as a whole).

      (b) The execution, delivery and performance by such Guarantor of this Guaranty and the respective Loan Documents to which it is or will be a party are within such Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not and will not contravene (i) such Guarantor's certificate of incorporation or by-laws, (ii) law, or (iii) any legal or contractual restriction binding on or affecting such Guarantor.

      (c) All authorizations, approvals and consents of any governmental authority or other Person that are required to have been obtained by it with respect to this Guaranty have been obtained and are in full force and effect..

      (d) This Guaranty is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (e) There are no actions, suits, proceedings or investigations pending or, to the knowledge of such Guarantor, threatened against or affecting such Guarantor before any court, governmental agency or arbitrator, which involve forfeiture of any assets of such Guarantor or which may materially adversely affect the financial condition, operations, properties, business or prospects of such Guarantor or the ability of such Guarantor to perform its obligation under this Guaranty.

      (f) Such Guarantor has filed all tax returns (Federal, state and local) required to be filed and paid all taxes shown thereon to be due, including interest and penalties, or, to the extent such Guarantor is contesting in good faith an assertion of liability based on such returns, has provided adequate reserves for payment thereof in accordance with generally accepted accounting principles

      (g) Guideline is a wholly-owned Subsidiary of the Borrower, and each Subsidiary Guarantor is a wholly-owned Subsidiary of Guideline.

      (h) The operations and properties of such Guarantor comply in all respects with all applicable laws, rules, regulations and orders of any governmental authority, the noncompliance with which could reasonably be expected to have a material adverse effect upon the financial condition, operations, properties, business or prospects of such Guarantor or the ability of such Guarantor to perform its obligation under this Guaranty.

      (i) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

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      (j) Such Guarantor has,  independently  and without reliance upon the Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

      (k) Such Guarantor is, and upon the consummation of the transactions contemplated under the Loan Documents and this Guaranty will be, solvent, and has, and upon the consummation of such transactions will have, assets having a fair value in excess of the amount required to pay its probable liabilities on its existing Debt as they become absolute and matured, and does not have, and will not have, upon the consummation of such transactions, an unreasonably small capital for the conduct of its business as it is now being conducted.

      SECTION 7. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 8. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, facsimile, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered, if to any Guarantor, at its address set forth in Schedule I hereto, and if to the Bank, at its address at 1166 Avenue of the Americas, New York, New York 10036, Attention: Stephen J. Szanto, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied, telexed or cabled, be effective five days after when deposited in the mails, or when delivered to the telegraph company, telecopied, confirmed by telex answerback or delivered to the cable company, respectively.

      SECTION 9. NO WAIVER; REMEDIES. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The Bank shall have all remedies available at law or equity, including, without limitation, the remedy of specific performance for any breach of any provision hereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or equity.

      SECTION 10. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, the Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not the Bank shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. The Bank agrees to notify promptly such Guarantor after any such set-off and application made by the Bank, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this
Section 10 are in

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addition to other rights and remedies  (including other rights of set-off) which the Bank may have.

      SECTION 11. WAIVER. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Bank protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against the Borrower, any other Guarantor or any other Person (including, without limitation, any other guarantor) or any collateral securing the Obligations.

      SECTION 12. CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the indefeasible payment in full in cash of the Obligations and all other amounts payable under this Guaranty, (ii) be binding upon each Guarantor, its successors and assigns, and
(iii) inure to the benefit of, and be enforceable by, the Bank and its successors, transferees and assigns. Notwithstanding the foregoing, no Guarantor may transfer or assign all or any portion of its rights or obligations under this Guaranty without the prior written consent of the Bank, and any such transfer or assignment made in violation of the foregoing shall be null and void AB INITIO.

      SECTION 13. WAIVER OF JURY TRIAL. EACH OF THE GUARANTORS AND THE BANK HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE NOTES OR OTHER LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

      SECTION 14. SEVERABILITY. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty or affecting the validity or enforceability of such provisions in any other jurisdiction.

      SECTION 15. COUNTERPARTS. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same agreement.

      SECTION 16. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York. Each Guarantor
(i) irrevocably submits to the jurisdiction of any New York State court or Federal court sitting in New York City in any action arising out of this Guaranty or any of the Notes or other Loan Documents, (ii) agrees that all claims in such action may be decided in such court, (iii) waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum and (iv) consents to the service of process by mail. A final judgment in any such action shall be conclusive and may be enforced in other jurisdictions. Nothing herein shall affect the right of any party to serve legal process in any manner permitted by law or affect its right to bring any action in any other court.

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      IN WITNESS  WHEREOF,  each  Guarantor  has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                               GUIDELINE RESEARCH CORP.

                                               By /s/ Peter Stone
                                                  ------------------------------
                                                  Title: Vice President


                                               TABLINE DATA SERVICES, INC.

                                               By /s/ Peter Stone
                                                  ------------------------------
                                                  Title: Vice President


                                               GUIDELINE/CHICAGO, INC.

                                               By /s/ Peter Stone
                                                  ------------------------------
                                                  Title: Vice President


                                               ADVANCED ANALYTICS, INC.

                                               By /s/ Peter Stone
                                                  ------------------------------
                                                  Title: Vice President


                                               GUIDELINE CONSULTING CORP.

                                               By /s/ Peter Stone
                                                  ------------------------------
                                                  Title: Vice President


                           Signature Page to Guaranty

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The foregoing Guaranty is
hereby accepted:

JPMORGAN CHASE BANK


By /s/ Steven J. Szanto
   ------------------------------
   Title: Vice President


                           Signature Page to Guaranty